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                                  EXHIBIT 23.1



                           CONSENT OF BDO SEIDMAN, LLP




















                                     -52-

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                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Barringer Laboratories, Inc.
Golden, Colorado


We hereby consent to the incorporation by reference in this Registration Statement of our report dated February 13, 1997 relating to the consolidated financial statements of Barringer Laboratories, Inc. and subsidiaries appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996.



                                       BDO SEIDMAN, LLP



Denver, Colorado
March 24, 1997